EXHIBIT 99.1

Filed by Orrstown Financial Services, Inc. Commission
File No.: 001-34292

ORRSTOWN FINANCIAL SERVICES, INC.

ANNUAL MEETING

MAY 3, 2011

ZULLINGER SCRIPT (slide cues in red)

WELCOME AND CALL TO ORDER

Good morning and welcome to the 91ST Annual Shareholder Meeting of Orrstown Financial Services, Inc. I’m Joel Zullinger, Chairman of the Board of Directors and I hereby declare this meeting to be in order. If you have not already done so, please make sure you sign the attendance register at the conclusion of our meeting.

<forward looking statement slide>

Before I begin I would first like to call your attention to the Cautionary Statement Regarding Forward Looking Statements now appearing on the screen. It reads as follows:

Certain statements we may make today may constitute “forward looking statements” under the Private Securities Litigation Reform Act of 1995. Orrstown Financial’s actual results may differ significantly from the results discussed in such forward-looking statements. Factors that might cause such a difference include, but are not limited to, economic conditions, competition in the geographic and business areas in which Orrstown Financial conducts its operations, fluctuations in interest rates, credit quality, government regulation and other risks and uncertainties, including those described in the Company’s filings with the Securities and Exchange Commission. The statements we make today are valid only as of today’s date and we disclaim any obligation to update this information.

<Joel title slide>

Joel Zullinger introductory comments:

1. Growth of Bank over 30 years - $18 million to 1.5 billion.

a. No Trust Department to a Department managing close to 1 billion dollars in assets.

b. One Branch in Orrstown with 16 employees to 21 branches and an operations center with over 300 employees.

c. All operations done in a small room in the rear of the bank with no computers - everything done manually. Filing checks general ledger.

d. I do not remember a year that the dividend was not increased. Brad Everly will cover our dividend in more detail when dealing with the regulatory environment.

e. In 1981, no director education, now we have an expectation of at least 12 hours of continuing education a year for each director.

2. Banking has always been a highly regulated industry; however, the past two years of economic recession has brought forth the Dodd-Frank Bill which has further increased government regulation unlike anything in the past. Your bank has had to hire additional personnel to satisfy this new government regulation. Despite the weak economic recovery and the hiring of 40 new employees this past year, your bank’s Board of Directors and management team has produced the best earnings in the 91 year history of the organization.

3. Hired Pearl Myer Consultants, a firm nationally recognized in the area of bank compensation practices. It was our desire to help ensure that our employees were fairly compensated, taking into account other similarly sized banks practices and our level of success.

a. Pearl Myer helped us identify 19 banks along the East Coast of comparable size to Orrstown and with varying success rates.

b. Found our management team compared to the 19 banks had high performance, but low pay on matrix prepared by Pearl Myer.

c. Pearl Myer also helped us identify various concepts for using stock as compensation which resulted in a proposal you are being asked to approve today.

d. Also compared Board Compensation

e. Our newly founded compensation committee spent 3 days in Chicago at a conference focusing solely on compensation practices.

<in memoriam slide>

•	Eldon Funk,

•	Richard M. Diffenbaugh

•

Christopher Ray Campbell- We were also saddened to note the passing in January, 2011 of Shippensburg Area Senior High School student Christopher Ray Campbell. Chris was a member of the first Orrstown Bank Youth Advisory Council and will be missed by all who knew him.

<board of directors slide>

I want to acknowledge the presence of a number of people this morning so let me begin with our Board of Directors—Would you please stand as I introduce you.

Board of Directors

Glenn W. Snoke
Director since 1999
President, Snoke's Excavating & Paving, Inc.

John S. Ward
Director since 1999
Former President, Modern Transit Partnership
Retired Chief Clerk of Cumberland County

Kenneth R. Shoemaker
Secretary of the Company
Director since 1986
President Emeritus, Orrstown Bank

Gregory A. Rosenberry
Director since 1997
President and General Partner, Rosenberry Family Limited Partnership

Thomas R. Quinn, Jr.
President and Chief Executive Officer
Director since 2009

Joel R. Zullinger
Chairman
Director since 1981
An attorney with Zullinger-Davis PC

Andrea Pugh
Director since 1996
President & Sole Member, PharmCare Consultants LLC

Mark K. Keller
Director since 2009
State Representative 86th District

Jeffrey W. Coy
Vice Chairman
Director since 1984
Former Commissioner, PA Gaming Control Board—2005-2011
Former State Representative 89th District—1983-2004

Anthony F. Ceddia
Director since 1996
President Emeritus, Shippensburg University
Leadership and Management Consultant

5

ORRSTOWN FINANCIAL SERVICES, INC.
A Tradition of Excellence

<committee slide 1>>

•	Asset Liability Committee: John Ward, Chair, Ken Shoemaker, Joel Zullinger, Tom Quinn, Jr.

•	Audit Committee: Andrea Pugh, Chair, Tony Ceddia, John Ward

•	Compensation Committee: Jeff Coy, Chair, Joel Zullinger, John Ward

•	Credit Admin Committee: Mark Keller, Chair, Tony Ceddia, Greg Rosenberry, Glenn Snoke,

•	Enterprise Risk Management Committee: Joel Zullinger, Chair, Mark Keller, Tony Ceddia, John Ward, Andrea Pugh, Jeff Coy, Greg Rosenberry

<committee slide 2>

•	Executive Committee: Jeff Coy, Chair, Ken Shoemaker, Joel Zullinger, Tom Quinn, Jr.

•	Investment Committee: John Ward

•	Loan Committee: Glenn Snoke

•	Nominating & Governance Committee: Joel Zullinger, Chair, Jeff Coy, Mark Keller, Andrea Pugh

•	Property Committee: Greg Rosenberry, Chair, Mark Keller, John Ward

•	Technology Committee: Tony Ceddia, Chair, Ken Shoemaker, Glenn Snoke

•	Trust Committee: Greg Rosenberry, Chair, Tony Ceddia, Jeff Coy, Andrea Pugh, Joel Zullinger

<joel title slide 2>

Attending today’s meeting by invitation is Mr. Scott Drake, a partner with the CPA firm of Smith, Elliott, Kearns and Company, who have audited the Company’s 2010 Financial Statements, and Mr. Dean Dusinberre, Partner with the law firm of Rhoads & Sinon LLP of Harrisburg, which serves as the Company’s General Counsel.

Market Makers-

•	Mark Ingold of Stifel Nicolaus.

•

•

When I joined the Board in 1981, we met two times a month for about an hour and one-half and considered mostly home mortgage loans. There was little consideration given to strategic planning – that was left up to management. There was very little oversight on management proposals.

Our Board meets for about 4 hours, one time a month, and we have a very strong committee system which has evolved over the last 30 years and which reflects the growing need for board oversight in additional areas of bank operation.

You will note:

a. The new compensation committee, which I referred to earlier.

b. The new Enterprise Risk Management Committee comes as a result of greater regulatory pressure to oversee the organizations abilities to manage its various risk factors. Since it has the ability to look at areas normally under the purview of other committees as of our reorganization meeting today, this committee will consist of the entire board of directors, Tom and Jeff Embly will discuss risk management in greater detail.

c. The Executive Committee is taking on more strategic planning issues.

d. The Investment and Loan Committee are management committees, a director is assigned to each of them to provide feedback to the Board.

e. Nominating and Governance will be studying best practices for corporate governance and identify future directors for the company as well as ensure depth of management in all areas of the company.

f. Finally, the new Technology Committee recognizes the key rule that technology will play now and in the future to deliver banking services to our customers, while at the same time, representing an area of considerable risk and expense to the company. Under the leadership of Tony Ceddia, this committee has been off to a strong start.

g. Our board meetings as a whole have been placing a greater emphasis on strategic planning. For a number of years, we have conducted a 3 day retreat to prepare our company for the future. However, we now have added mini-retreats which may be an afternoon or evening to discuss particular issues that require more time than can be covered at the monthly board meeting.

This meeting has been called pursuant to due notice.

The Proxy Committee for today’s meeting consists of Barbara Brobst and Wilma Rosenberry, who are both Officers with Orrstown Bank. Their duty is to vote the shares that are represented by proxy.

Jeffrey Gayman, Senior Vice President of Orrstown Bank has been appointed as Judge of Election for this meeting and any adjournment and postponement thereof. He will conduct the vote with respect to the election of directors and all other items which may be voted upon by ballot. Mr. Gayman has properly delivered his oath of office to the Secretary of the Corporation.

Any shareholder, who has not voted by proxy or who has sent in their proxy but wishes to vote in person, should see the Judge of Election at this time in order to obtain a ballot to vote in person. (Pause for any activity) Copies of the company’s bylaws, a list of Shareholders as of March 14, 2011 and minutes from the 2010 Annual Meeting are available for review at the table in the foyer.

REPORT OF JUDGE OF ELECTION

Mr. Gayman, would you please present the report of the number of shares of common stock represented at today’s meeting. (Pause for report)

In view of the fact that there is present in person or by proxy shareholders representing a majority of the issued and outstanding shares of common stock of the Company, I hereby declare that a quorum is present for matters to be considered at this meeting. As Chairman, I have verified that the Secretary of the Corporation has fulfilled the requirements for today’s meeting and that the proper affidavits have been filed.

VOTING

The next order of business is a description of the matters to be voted on at today’s meeting.

Proposal 1 - Election of Directors

The first proposal before the shareholders of the Company is the election of three directors to Class A to serve a three year term until the annual meeting of shareholders in 2014 and until their successors are duly elected and qualified. The Board of Directors has nominated and recommends the election of the following persons as directors to Class A:

Jeffrey W. Coy

John S. Ward

Joel R. Zullinger

May I have a motion with respect to these nominees? (                                         will place names in nomination)

(Pause)    May I have a second?

In accordance with the Bylaws, advance notice must be given of the intention of any shareholder to make a nomination from the floor. Since no such notice has been received, any other nominations would be out of order, and I hereby declare the nominations to be closed.

Proposal 2 – Approve Compensation of Named Executive Officers

The second proposal before the shareholders of the Company is a non-binding advisory vote required pursuant to the Dodd-Frank Wall Street Reform and Consumer Protection Act to approve the compensation paid to our named Executive Officers as disclosed in our proxy statement; more commonly known as “say on pay”. As discussed in the Compensation Discussion and Analysis section of our proxy statement, we believe our executive compensation programs and policies provide fair, reasonable and competitive levels of compensation to our executive officers. The Board of Directors recommends approval of the compensation of the named Executive Officers.

May I have a motion to approve the compensation of the named Executive Officers (“say on pay”).

(Shareholder: I so move)

(Pause) May I have a second?

(Shareholder: I second the motion)

Proposal 3-

The third proposal before the shareholders of the Company, also required by the Dodd-Frank Act, is a non-binding advisory vote on the frequency of holding the “Say-on-Pay” vote; more commonly known as “Say-on-Frequency”. Shareholders may indicate whether they would prefer to hold the Say-On-Pay vote every one, two or three years. The Board of Directors recommends holding the Say-on-Pay vote on an annual basis because it will allow us to receive more contemporaneous feedback from and be more responsive to our shareholders regarding our executive compensation programs.

May I have a motion to approve holding the Say-on-Pay vote on an annual basis?

(Shareholder: I so move)

(Pause) May I have a second?

(Shareholder: I second the motion)

Proposal 4- Approve 2011 Stock Incentive Plan

The fourth proposal before the shareholders of the Company is to approve the 2011 Orrstown Financial Services, Inc. Stock Incentive Plan. The 2011 Stock Incentive Plan would replace the 2000 Employee Stock Option Plan and the 2000 Non-Employee Directors Stock Option Plan. We believe that stock based incentives are a key component to our compensation programs for our executive officers, non-employee directors and other key employees. The Board of Directors recommends the approval of the 2011 Orrstown Financial Services, Inc. Stock Incentive Plan.

May I have a motion to approve the 2011 Orrstown Financial Services, Inc. Stock Incentive Plan?

(Shareholder: I so move)

(Pause) May I have a second?

(Shareholder: I second the motion)

Proposal – 5 Ratification of Accountants

The fifth proposal before the shareholders of the Company is the ratification of the Audit Committee’s selection of Smith Elliott Kearns & Company LLC as the Company’s independent registered public accounting firm for 2011. The Board of Directors recommends the ratification of the selection of Smith Elliott Kearns & Company LLC.

May I have a motion to ratify the selection of Smith Elliott Kearns & Company LLC as the Company’s independent registered public accounting firm for 2011?

(Shareholder: I so move)

(Pause) May I have a second?

(Shareholder: I second the motion)

ELECTION

The polls are now open. Shareholders or their proxies should mark and sign their ballot and submit it to the Judge of Election.

While the results are being tabulated, I am pleased to call on Tom Quinn, our President and Chief Executive Officer, who will present the report of management.

Tom……….

REPORT OF MANAGEMENT

Thomas R. Quinn, Jr. - President and Chief Executive Officer

Bradley S. Everly - Executive Vice President and Chief Financial Officer

Jeffrey W. Embly - Executive Vice President & Chief Credit Officer

Barbara E. Brobst - Senior Vice President and Senior Trust Officer

Philip E. Fague - Executive Vice President & Mortgage and Consumer Business

Thomas R. Quinn, Jr. - Concluding Remarks

JOEL-Last slide before you close meeting is titled <in conclusion>

RESPONSE TO REPORTS - Thank you Tom, Brad, Jeff, Barb and Philip for your presentations. We have an exceptional management team and their contribution to this Company is greatly appreciated!

At this time we will be glad to address any questions that you may have about last year’s financial statement, management reports, or anything else relating to the business of our company.

(Pause for questions after which proceed to the results of election)

RESULTS OF ELECTION

If there are no (further) questions, I will call upon Mr. Gayman for the results of the election.

Jeff ……….

DECLARATION OF ELECTION

Based upon the results, I declare that:

•	the directors nominated have been duly elected to Class A to serve a three-year term expiring at the Annual Meeting to be held in 2014.

•	the compensation paid to our named executive officers has been approved.

•	an annual Say-On-Pay vote has been approved.

•	the 2011 Stock Incentive Plan has been approved.

•	the Audit Committee’s selection of Smith Elliott Kearns & Company LLC as the Company’s independent registered public accounting firm for 2011 has been ratified.

<Closing comments>